S-K 1605, De-SPAC Background and Terms	Sep. 30, 2026
De-SPAC Transactions, Effects [Line Items]
De-SPAC, Security Holders Redemption Rights Summary [Text Block]

Redemption Rights

Pursuant to the CCXI current articles of association, a holder of CCXI public shares may demand that CCXI redeem such shares for cash if the business combination is consummated. Such redemption rights are not available to the Sponsor, officers or directors. Eligible holders of CCXI public shares will be entitled to receive cash for these shares only if they demand in writing that CCXI redeem their CCXI public shares for cash no later than the Redemption Deadline by delivering their shares and requesting in writing that CCXI redeem such CCXI public shares for cash to Continental Stock Transfer & Trust Company, CCXI’s transfer agent. If the business combination is not completed, the CCXI public shares will not be redeemed. If an eligible holder of CCXI public shares properly exercises their redemption rights and the business combination is consummated, CCXI will redeem such shares for cash in an amount equal to their pro rata portion of the funds in the trust account, calculated as of two business days prior to the consummation of the business combination and net of certain permitted withdrawals. As of the CCXI record date, this would amount to approximately $10.24 per share. In such case, such holder of CCXI public shares will be exchanging their shares for cash and will no longer own such shares. Please see the section entitled “Extraordinary General Meeting of CCXI — Redemption Rights” for a detailed description of the procedures to be followed if you wish to redeem your CCXI public shares for cash.

Notwithstanding the foregoing, a holder of CCXI public shares, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption with respect to more than 15% of the CCXI public shares.

Accordingly, all CCXI public shares in excess of 15% held by a CCXI public shareholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed without the prior consent of our directors.

Pursuant to the Sponsor Agreement, the Sponsor and the Insiders have agreed to waive their redemption rights with respect to all of their CCXI Ordinary Shares in connection with the consummation of the business combination and, because of this, such CCXI Ordinary Shares are excluded from the pro rata calculation used to determine the per share redemption price. As is customary in transactions of this type, the Sponsor and the Insiders did not receive any consideration for waiving their redemption rights.

De-SPAC, Security Holders are Entitled to Redemption Rights [Flag]	true
De-SPAC, Security Holders Appraisal Rights Summary [Text Block]	Appraisal Rights of CCXI Shareholders CCXI shareholders do not have appraisal rights in connection with the Transactions under the DGCL or the Companies Act.